SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Raining Data Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAINING DATA CORPORATION
17500 Cartwright Road
Irvine, California 92614

Notice of Annual Meeting of Stockholders
December 18, 2002

To the Stockholders of Raining Data Corporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Raining Data Corporation, a Delaware corporation (the "Company"), will be held at the Hilton Irvine, located at 18800 MacArthur Boulevard, Irvine, California 92612, on Wednesday, December 18, 2002 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect two (2) Class I directors of the Company each to serve a term of three (3) years or until their successors are duly elected and qualified;

  2.
  To approve and ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2003; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on November 1, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 17500 Cartwright Road, Irvine, California 92614, for a period of ten (10) days prior to the Annual Meeting.

        A copy of the Company's Annual Report for the fiscal year ended March 31, 2002, which contains consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

        STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board of Directors,

Geoffrey P. Wagner Chairman of the Board

Irvine, California November 8, 2002

RAINING DATA CORPORATION
17500 Cartwright Road
Irvine, California 92614

PROXY STATEMENT

Annual Meeting of Stockholders—December 18, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

        This Proxy Statement is furnished by the Board of Directors of Raining Data Corporation, a Delaware corporation (the "Board" and the "Company," respectively), in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, December 18, 2002, at 10:00 a.m. local time, at the Hilton Irvine, 18800 MacArthur Boulevard, Irvine, California 92612, and at any adjournments or postponements thereof. Our principal executive office is 17500 Cartwright Road, Irvine, California 92614 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

        This Proxy Statement and the Notice of Meeting and proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about November 8, 2002. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

        The close of business on November 1, 2002 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company's outstanding voting securities consisted of 17,880,983 shares of Common Stock and 300,000 shares of Series A Convertible Preferred Stock, which were held by approximately 200 stockholders of record. The Series A Convertible Preferred Stock will be treated as though it had been converted into 500,100 shares of the Company's Common Stock for purposes of voting at the Annual Meeting and will be voted together with the Common Stock as a single class. On all matters that come before the Annual Meeting, each stockholder or his or her proxy will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date.

        If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

        The holders of a majority of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions will be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. Accordingly, if you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker nominee votes will be counted as present or represented for purposes of determining the presence of a quorum.

        Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Although broker "non-votes" and abstentions will be counted for the purposes of attaining a quorum for Proposal One (to elect Geoffrey P. Wagner and Douglas G. Marshall as Class I directors), directors are elected by a plurality of the votes of the shares of Common Stock represented and voted at the Annual Meeting and, therefore, broker non-votes and abstentions will have no effect on the outcome of the election of directors. Abstentions and broker non-votes will be included in determining the number of shares voted on Proposal Two (to approve and ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2003) and will have the same effect as a vote against such proposal.

        When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

  •
  "FOR" the election of Geoffrey P. Wagner and Douglas G. Marshall as Class I directors to serve for three (3) years expiring at the Annual Meeting of Stockholders in 2005; and

  •
  "FOR" approval and ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2003.

        We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering a written notice of revocation to the principal financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

        The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        The Bylaws of the Company provide that the Board of Directors is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at six (6) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

        At the Annual Meeting, two (2) individuals will be elected as Class I directors, each to serve for a three (3) year term or until his successor is duly elected and qualified. The Board of Directors has nominated Geoffrey P. Wagner and Douglas G. Marshall for election as Class I directors at the Annual Meeting.

        The Board of Directors knows of no reason why the nominees should be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board of Directors may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

Voting Information

        Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect all nominees proposed by the Board. A stockholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a plurality of votes: if a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board. An abstention from voting on this matter by a stockholder, while included for purposes of calculating a quorum for the Annual Meeting, has no effect. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they too will have no effect on the vote. The persons designated in the enclosed proxy will vote your shares FOR each nominee unless instructions otherwise are indicated in the enclosed proxy.

        Each nominee has agreed to serve the Company as a director if elected. However, should the nominee become unwilling or unable to serve if elected, the Proxy Agents named in the proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

        The following table sets forth, as of September 30, 2002, the name, age and committee membership of the current directors of the Company, the date they joined the Board of Directors and the year in which their term expires:

Name of Director	Age	Director Since	Term Expires
Geoffrey P. Wagner(1,2,3,4)	45	1998	2002
Douglas G. Marshall(1,3)	46	1998	2002
Carlton H. Baab	44	2001	2004
Bryce J. Burns	45	2000	2003
Gerald F. Chew(2)	42	1998	2004
Bryan Sparks(2,3)	40	2000	2003

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Corporate Governance Committee

(4)
Member of the Stock Committee, a subcommittee of the Compensation Committee

        The following is a brief summary of the background of each director:

        Mr. Wagner has served as Chairman of the Board since August 2001 and served as Secretary of the Company from February 1999 through December 2000. Mr. Wagner has served as a co-founder of Rockport Group, LP since its founding in 1990 and as its sole general partner since 1994. The Rockport Group, LP is the sole General Partner of RCJ Capital Partners, LP and invests in a variety of industries. Prior to 1990, Mr. Wagner held sales executive positions at several Wall Street firms, including five (5) years at Bear, Stearns & Co., Inc. and five (5) years at Kidder, Peabody & Co., Inc. Mr. Wagner holds a B.S. in Business Administration from Portland State University. Mr. Wagner serves as Chairman of both the Audit Committee and the Compensation Committee, is a member of the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee.

        Mr. Marshall joined the Board of Directors in 1998. Mr. Marshall is Senior Vice President of Deposit Strategy and Product Management at Washington Mutual (NYSE: WM), a financial services company. Mr. Marshall joined Washington Mutual in November 2001. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), most recently as Vice President of Advertising and Marketing Communications. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Compensation Committee and the Nominating and Corporate Governance Committee.

        Mr. Baab joined the Company as the President and Chief Executive Officer in August 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of Astoria Capital Management, a significant stockholder of the Company. In August 2001, Mr. Baab took a formal leave of absence to join the Company. From January 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to January 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group, a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Mr. Baab served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until Momentum was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the

University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

        Mr. Burns has served on the Board of Directors since February 2000. Mr. Burns served as the Company's Interim Chief Executive Officer from December 2000 to August 2001. Mr. Burns also served as Chairman of the Board of the Company from September 2000 to August 2001. Since November 2001, Mr. Burns has served as a partner of Soldatna Capital, an investment management firm. From 1998 to 2000, Mr. Burns served as Director of Product Management at Novell, Inc., a computer software company. From June 1997 through July 1998, Mr. Burns served as Executive Vice President and Chief Operating Officer at Caldera Systems, a computer software company. Mr. Burns was also the President of Applied Medical Informatics, Inc., a medical software company, from October 1995 to June 1997. Mr. Burns holds a B.S. degree in Medical Biology from the University of Utah and an M.B.A. from Brigham Young University.

        Mr. Chew joined the Board of Directors in 1998. Mr. Chew most recently served as the President and Chief Operating Officer of MDSI Mobile Data Solutions, Inc. ("MDSI") from April 2001 to March 2002 and served as a director of MDSI from 1995 until April 2001. Mr. Chew served as Executive Vice President of Ancora Capital & Management Group, LLC, an investment firm, from June 1998 to January 2001. Since February 1997, Mr. Chew has served as Managing Director of The Cairn Group. From August 1996 to February 1997, he was Chief Operating Officer of SpotMagic, Inc., a multimedia software company. Mr. Chew serves on the Audit Committee.

        Mr. Sparks joined the Board of Directors in August 2000. Mr. Sparks served as the Chairman and Chief Executive Officer of Lineo, Inc., a computer software company, from September 1998 to November 2001. From October 1994 through September 1998, Mr. Sparks served as the Chief Executive Officer of Caldera, Inc., a computer software company. Mr. Sparks holds a B.S. in Computer Science from Brigham Young University. Mr. Sparks is a member of the Audit Committee and the Nominating and Corporate Governance Committee.

Meetings and Committees of the Board of Directors

        The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and a Stock Committee, which is a subcommittee of the Compensation Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2001, and its function. All members of these committees are non-employee directors.

        The Board of Directors held nine (9) meetings during the fiscal year ended March 31, 2002. Each director attended all of the meetings of the Board of Directors and each director, with the exception of Mr. Sparks, who attended 50% of the Audit Committee meetings, attended all meetings of the Committees on which he served during his term.

        The members of the Audit Committee are Geoffrey Wagner, Bryan Sparks and Gerald F. Chew. The Audit Committee held six (6) meetings during the fiscal year ended March 31, 2002. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, making recommendations to the Board of Directors regarding the Company's independent accountants, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent accountants and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Company's Board of Directors has amended its Audit Committee Charter. A copy of the amended charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

        The members of the Compensation Committee are Geoffrey Wagner and Douglas G. Marshall. The Compensation Committee held twelve (12) meetings during the year ended March 31, 2002. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board of Directors regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company's stock plans and, within the terms of the respective stock plan, determines the terms and conditions of issuances of awards thereunder. Bryce Burns, who served on the Compensation Committee for the fiscal year ended March 31, 2002, resigned from the Compensation Committee effective September 17, 2002. The Company's Board of Directors has adopted a written charter for the Compensation Committee.

        The members of the Nominating and Corporate Governance Committee are Bryan Sparks, Geoffrey Wagner and Douglas G. Marshall. The Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for appointment by the Board. In addition, the Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Company's Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The Committee will consider nominees recommended by security holders and evaluate those nominees in accordance with the policies set forth in the Nominating and Corporate Governance Committee Charter. Security holders making such a nomination must deliver the recommendation in writing to the principal financial officer of the Company.

PROPOSAL TWO

RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected the accounting firm of KPMG LLP to serve as its independent accountants for the fiscal year ending March 31, 2003. KPMG LLP has audited the Company's financial statements since 2001 and performed a re-audit of the Fiscal 2000 and 2001 financial statements as part of the Company's restatement in March 2002. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

        The decision of the Board to appoint KPMG LLP was based on the recommendation of the Audit Committee. Before making its recommendation to the Board, the Audit Committee carefully considered the firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the accountants. The Audit Committee expressed its satisfaction with KPMG LLP in all of these respects.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

        Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting. An abstention from voting on this matter by a stockholder, is included for purposes of calculating a quorum and has the effect of a vote against the ratification of KPMG LLP as our independent auditors. In addition, broker "non-votes," also counted for purposes of attaining a quorum, have the effect of a vote against the ratification of KPMG LLP as our independent auditors. The persons designated in the enclosed proxy will vote your shares FOR approval of the resolution unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Board may reconsider its selection.

        The Company incurred the following fees to KPMG LLP during the 2002 fiscal year:

  •
  Audit Fees.  KPMG LLP billed the Company an aggregate of $190,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2002. In addition, KPMG LLP billed the Company $450,000 for professional services rendered for the re-audit and restatement of the fiscal 2000 and 2001 financial statements and the reviews of the financial statements included in the Company's Forms 10-QSB for fiscal years 2002, 2001 and 2000.

  •
  Financial Information Systems Design and Implementation Fees.  The Company did not engage KPMG LLP for financial information systems design and implementation, as defined in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the most recent fiscal year.

  •
  All Other Fees.  KPMG LLP billed the Company an aggregate of $56,000 for professional services rendered during the most recent fiscal year, excluding fees for audit services. In the opinion of the Audit Committee, the provision of such professional services is compatible with KPMG's status as an independent auditor.

        On January 2, 2002, the Company dismissed Grant Thornton LLP and engaged KPMG LLP as its new independent auditor. The decision to dismiss Grant Thornton LLP was recommended by the Company's Board of Directors.

        In connection with the audits of the two (2) fiscal years ended March 31, 2001, and reviews of the subsequent interim period through September 30, 2001, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of Grant Thornton LLP on the consolidated financial statements of the Company and subsidiaries as of and for the years ended March 31, 2001 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        On February 14, 2002, the Company announced that it intended to delay the filing of its Form 10-QSB for the quarter ended December 31, 2001 pending the restatement of its financial statements for the fiscal year ended March 31, 2001, and each of the quarters in the six (6) quarterly periods ended September 30, 2001, due to the misapplication of certain accounting standards discovered in the course of the quarterly review conducted by the Company's newly appointed independent auditor, KPMG LLP.

        The misapplications of accounting standards principally concern the manner in which the Company accounted for certain aspects of its acquisition of PickAx, Inc. ("PickAx") in December 2000 and the acquisition of certain software to be sold, leased or otherwise marketed to others by the Company in May 2000.

        The Company asked KPMG LLP to re-audit the financial statements for the two fiscal years ended March 31, 2001 and March 31, 2000 as part of the restatement process. On February 27, 2002, Grant Thornton LLP withdrew its report dated June 8, 2001 relating to the consolidated financial statements of the Company and subsidiaries that appear in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of September 30, 2002, certain information with respect to the beneficial ownership of the Company's voting securities by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director, (iii) each of the Named Executive Officers, as defined below, and (iv) all current directors and executive officers of the Company as a group. As of September 30, 2002, there were 300,000 and 17,880,983 shares of issued and outstanding Preferred Stock and Common Stock, respectively.

Name and Address(1)	Number of Shares of Preferred Stock(2)	Percent of Total Preferred Stock	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Carlton H. Baab(3)			11,776,222	56%
Astoria Capital Partners, L.P.(4)	300,000	100.00%	10,726,222	53%
Geoffrey P. Wagner(5)			2,310,000	13%
Rockport Group, LP(6)			2,270,000	13%
Directors and Officers
Gwyneth M. Gibbs(7)			170,916	*
Mario I. Barrenechea(8)			155,531	*
Gerald F. Chew(9)			126,825	*
Douglas G. Marshall(10)			126,825	*
Bryce J. Burns(11)			139,876	*
Bryan Sparks(12)			96,825	*
Janet M. Crumpley(13)			37,605	*
Scott K. Anderson, Jr.(14)			—	*
Richard K. Lauer(15)			—	*
All directors and executive officers as a group (15 persons)(16)			15,097,903	69%

*
Represents less than 1%

(1)
Except as otherwise indicated in the footnotes below, the Company believes the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. The number of shares beneficially owned includes Common Stock that such individual has the right to acquire either currently or within sixty (60) days after September 30, 2002, including upon the exercise of an option.

(2)
"Preferred Stock" refers to the Series A Convertible Preferred Stock, which is convertible into shares of Common Stock at a conversion rate of 1 to 1.667. The conversion rate may increase upon the Company's issuance of additional shares of capital stock, as set forth in Section 5(c) of the Company's Certificate of Designations of Series A Convertible Preferred Stock.

(3)
Based on a Schedule 13G filed with the SEC on June 12, 2002. The principal address of Mr. Baab is 17500 Cartwright Road, Irvine, California 92614. Represents options to purchase 1,050,000 shares of Common Stock exercisable within sixty (60) days of September 30, 2002 held by Mr. Baab. Also includes the following shares beneficially owned by Astoria Capital Partners, L.P. ("ACP"): 10,726,222 shares of Common Stock, which includes warrants to purchase 1,668,545 shares of Common Stock exercisable within sixty (60) days of September 30, 2002 and 500,100 shares of Common Stock that may be acquired upon conversion of 300,000 shares of Series A Convertible Preferred Stock. Mr. Baab, on formal leave of absence, is an employee of Astoria Capital Management ("ACM"), which is a general partner of ACP. As a general partner of ACP, ACM has a special profit interest in ACP's realized and unrealized gains and income in excess of a specified hurdle rate, subject to certain additional conditions. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation ACP receives for the year in question. Mr. Baab disclaims beneficial ownership of the securities held by ACP as he does not hold voting or investment power over the holdings of ACP.

(4)
Based on a Schedule 13D filed with the SEC on October 12, 2001. The principal address of ACP is 6600 SW 92nd Avenue, Suite 370, Portland, Oregon 97223. Includes warrants to purchase 1,668,545 shares of Common Stock exercisable within sixty (60) days of September 30, 2002 and 500,100 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock.

(5)
The principal address of Mr. Wagner is 6600 SW 92nd Avenue, Suite 370, Portland, Oregon 97223. Includes warrants to purchase 4,167 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Wagner, 25,833 shares of Common Stock owned by Mr. Wagner directly, 1,420,000 shares of Common Stock owned by Rockport Group, LP, of which Mr. Wagner is the sole general partner, 850,000 shares of Common Stock owned by RCJ Capital Partners, LP, of which Rockport Group, LP is the sole general partner and 10,000 shares of Common Stock purchased on April 5, 1999 by a trust of which Mr. Wagner's wife is the sole beneficiary. Mr. Wagner disclaims beneficial ownership of such 10,000 shares except to the extent of his pecuniary interest in such shares.

(6)
The principal address of Rockport Group, LP is 6600 SW 92nd Avenue, Suite 370, Portland, Oregon 97223. Shares of Common Stock beneficially owned includes 1,420,000 shares of Common Stock owned by Rockport Group, LP, and 850,000 shares of Common Stock owned by RCJ Capital Partners, LP, of which Rockport Group, LP is the sole general partner.

(7)
Includes options to purchase 90,916 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Ms. Gibbs.

(8)
Represents options to purchase 149,971 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Barrenechea.

(9)
Represents warrants and options to purchase 126,825 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Chew.

(10)
Represents warrants and options to purchase 126,825 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Marshall.

(11)
Includes warrants and options to purchase 138,876 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Burns.

(12)
Represents warrants to purchase 96,825 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Mr. Sparks.

(13)
Represents options to purchase 36,105 shares of Common Stock exercisable within sixty (60) days of September 30, 2002, held by Ms. Crumpley.

(14)
Effective April 15, 2002, Mr. Anderson left the Company, at which time all further vesting of Mr. Anderson's options ceased. On July 15, 2002, all rights to any options, exercisable and unexercisable, terminated.

(15)
Effective August 28, 2001, Mr. Lauer left the Company, at which time all further vesting of Mr. Lauer's options ceased. On November 26, 2001, all rights to any options, exercisable and unexercisable, terminated.

(16)
Includes an aggregate of 3,622,833 shares of Common Stock issuable upon exercise of options or warrants exercisable within sixty (60) days of September 30, 2002 and 500,100 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following sets forth certain information regarding the executive officers of the Company as of September 30, 2002:

Name	Age	Position(s)
Carlton H. Baab	44	President and Chief Executive Officer
Mario I. Barrenechea	41	Senior Vice President, Worldwide Sales and Marketing
Mark H. Allen	58	Vice President, Worldwide Customer Support & Training
Brian C. Bezdek	31	Vice President, Finance, Corporate Controller & Secretary
John H. Bramley	45	Vice President, New Applications
Janet M. Crumpley	45	Vice President, Sales, North America, Latin America & Asia
Rick Davies	49	Vice President, Customer Service, Major Accounts
Boris Geller	39	Vice President, Market Development
Gwyneth M. Gibbs	59	Vice President, European Operations
Soheil Raissi	46	Vice President, Product Development & Professional Services

        Mr. Baab joined the Company as the President and Chief Executive Officer in August 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of Astoria Capital Management, a significant stockholder of the Company. In August 2001, Mr. Baab took a formal leave of absence to join the Company. From January 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to January 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group, a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until Momentum was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

        Mr. Barrenechea has served as Senior Vice President, Worldwide Sales and Marketing since December 2000. Mr. Barrenechea joined the Company from PickAx, where he served in a similar capacity. From 1994 until joining PickAx in 2000, Mr. Barrenechea served in various executive sales and marketing capacities at Informix, Inc., a supplier of computer software relational and multidimensional databases. Mr. Barrenechea holds a B.S. in Electrical Engineering from Temple University.

        Mr. Allen joined the Company as Vice President, Worldwide Customer Support and Training in August 2001. From January 2000 to August 2001, Mr. Allen served as Vice President, Service and Support at Bay Logics, a computer software company. From July 1998 to December 1999, Mr. Allen served as Director, Software Services at SGI (formally Silicon Graphics Computer Systems). In addition, from June 1997 to June 1998, Mr. Allen served as Director, Research and Development at CoCreate

Software, Inc. Mr. Allen attended the University of Massachusetts, where he majored in Business Administration.

        Mr. Bezdek joined the Company as Vice President, Finance, Corporate Controller and Secretary in April 2002. From May 1996 to April 2002, Mr. Bezdek held various corporate finance positions, most recently as Vice President of Finance, at Activision Publishing Inc. (Nasdaq: ATVI), a worldwide publisher, developer and distributor of video games and interactive entertainment products. Mr. Bezdek holds a B.S. in Business Administration from Bowling Green State University and is a Certified Public Accountant as well as a Certified Cash Manager.

        Mr. Bramley has served as Vice President, New Applications since September 2001. Mr. Bramley joined the Company from PickAx, where he served as Vice President, Engineering. Mr. Bramley joined Pick Systems in November 1996, which was acquired by PickAx in March 2000. Mr. Bramley holds a B.S. in Computer Science from the State University of New York at Plattsburgh.

        Ms. Crumpley has served as Vice President, Sales North America, Latin America and Asia since December 2000. Ms. Crumpley joined the Company from PickAx, where she served as Vice President of Sales. Ms. Crumpley joined Pick Systems in January 1988 and served in various sales positions, including National Sales Director. Ms. Crumpley holds a B.A. in Business from Boston Business College.

        Mr. Davies has served as Vice President, Customer Service, Major Accounts since August 2001. Mr. Davies joined the Company from PickAx, where he served as Vice President Technical Services. Mr. Davies joined Pick Systems in May 1986. Mr. Davies holds a B.S. in Information and Computer Science and a B.A. in Psychology from the University of California at Irvine.

        Mr. Geller has served as Vice President, Market Development since March 2002. Mr. Geller joined the Company from Steeleye Technology, Inc., an enterprise reliability and disaster recovery software company, where he served as Vice President, Marketing since May 2000. From February 1999 to May 2000, Mr. Geller served as Senior Director, Marketing and Alliances for BEA Systems (NASDAQ: BEAS), a provider of application infrastructure. From April 1998 to February 1999, Mr. Geller served as Senior Director, Marketing and Business Development for Imparto Software Corp., a web marketing automation software company. Prior to that, Mr. Geller served in a variety of executive and senior management positions in marketing, business development and product development at BMC/BGS (NYSE: BMC), HP/Digital Equipment Corp. (NYSE: HPQ), Legato/Qualix (NASDAQ: LGTO) and other enterprise software companies. Mr. Geller holds a B.S. and a M.S. in Computer Science from Boston University and an M.B.A. from Bentley College.

        Ms. Gibbs has served as Vice President, European Operations from the Company's offices in the United Kingdom since December 2000. Mrs. Gibbs served as President and Interim Chief Executive Officer of Omnis, Inc. from October 1998 until the Company's merger with PickAx in December 2000. Ms. Gibbs joined the Company in October 1994 and was initially responsible for Research and Development in Europe. Ms. Gibbs holds a B.S. in Astronomy from the University of London.

        Mr. Raissi has served as Vice President, Product Development and Professional Services since August 2001. From March 2001 to August 2001, Mr. Raissi performed independent software and management consulting services. From September 2000 to March 2001, Mr. Raissi served as Vice President, Product Development for Equative, Inc., a computer software company providing web-based enterprise resource management applications to medium and larger enterprises. From September 1999 to August 2000, Mr. Raissi served as Vice President, Technical Services for Zland.com, an application service provider supplying hosted web-based applications through the Internet. From February 1996 to September 1999, Mr. Raissi served as the founding President of the Information Technology Group, which provided record and information management and retention scheduling software services to Fortune 1000 companies. Mr. Raissi holds a B.S. in Computer Science from California State University, Dominguez Hills and a B.A. in Literature from Pars University in Tehran, Iran.

Compensation of Executive Officers

        The following table sets forth the compensation of the Company's "Named Executive Officers," which consist of a) all persons serving as the chief executive officer during the fiscal year, b) the four (4) most highly compensated executive officers serving as such at the end of the fiscal year, in addition to the chief executive officer, and c) one (1) highly compensated former executive officer for whom disclosure otherwise would have been required but for the fact he was not serving as such at the end of the fiscal year ended March 31, 2002:

Summary Compensation Table

Long Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options (#)	All Other Compensation
	Year	Salary ($)		Bonus ($)
Carlton H. Baab(1) President and Chief Executive Officer	2002		$124,000		—	1,000,000		$5,523
Bryce J. Burns(2) Former Interim Chief Executive Officer and Chairman	2002 2001	$ $	124,923 75,000		— —	— 64,825	$ $	14,084 9,124
Gwyneth M. Gibbs(3) Vice President European and African Operations; Former President and Interim Chief Executive Officer until PickAx acquisition	2002 2001 2000	$ $ $	132,144 144,423 107,884	$ $	71,045 — 40,000	20,000 30,000 —	$ $ $	22,994 21,934 22,283
Richard K. Lauer(4) Former President and Chief Operating Officer	2002 2001	$ $	136,086 268,750	$	— 20,000	— 30,000		$146,429 —
Mario I. Barrenechea(5) Senior Vice President, Sales and Marketing	2002 2001	$ $	221,677 306,300		— —	— 30,000	$ $	4,956 2,478
Scott K. Anderson, Jr.(6) Vice President of Finance, Treasurer, and Corporate Secretary	2002 2001	$ $	162,884 185,000	$	— 10,000	— 30,000	$ $	2,650 1,500
Janet M. Crumpley(7) Vice President, Sales, North America, Latin America and Asia	2002 2001	$ $	185,631 216,752		— —	50,000 10,000	$ $	2,728 4,162

(1)
Mr. Baab was appointed President and Chief Executive Officer on August 27, 2001. All Other Compensation reflects payments to a continuing medical plan Mr. Baab had in place at the time he joined the Company.

(2)
Mr. Burns served as Interim Chief Executive Officer from December 2000 until August 2001, and as Chairman of the Board of Directors of the Company from September 2000 until August 2001. Mr. Burns remains a member of the Company's Board of Directors. All Other Compensation reflects $10,000 in severance and $4,084 in post termination medical plan premiums.

(3)
Ms. Gibbs resigned as President and Interim Chief Executive Officer at the time of the PickAx acquisition and was subsequently elected Vice President, European and African Operations of the Company. Ms. Gibbs resigned as an officer of the Company effective June 2001 and resigned as a member of the Company's Board of Directors effective August 2001. Ms. Gibbs rejoined the Company and was appointed Vice President, Europe in October 2001. All Other Compensation reflects payments by the Company on Ms. Gibbs behalf to a pension plan for UK employees.

(4)
Mr. Lauer served as President and Chief Operating Officer from December 2000 until he left the Company in August 2001. All Other Compensation in fiscal year 2002 reflects $141,491 in severance and $4,938 in post termination medical plan premiums. In fiscal year 2001, Mr. Lauer's compensation includes amounts earned at PickAx from April 1, 2000 through the date of the acquisition.

(5)
Mr. Barrenechea was serving as Senior Vice President, Sales and Marketing of PickAx at the time of the acquisition and was appointed to the same position in the Company at the time of the acquisition. In fiscal year 2001, Mr. Barrenechea's compensation includes amounts earned at PickAx from April 1, 2000 through the date of the acquisition. All Other Compensation reflects premiums paid by the Company on a life insurance policy owned by Mr. Barrenechea.

(6)
Mr. Anderson served as Vice President, Finance and Administration and Corporate Secretary of PickAx at the time of the acquisition and served as Vice President, Finance, Treasurer and Corporate Secretary until he left the Company in April 2002. In fiscal year 2001, Mr. Anderson's compensation includes amounts earned at PickAx from April 1, 2000 through the date of the acquisition. All Other Compensation reflects matching contributions under the Company's 401(k) Plan.

(7)
Ms. Crumpley was serving as Vice President, Sales of PickAx at the time of the acquisition and was appointed to the same position in the Company at the time of the acquisition. In fiscal year 2001, Ms. Crumpley's compensation includes amounts earned at PickAx from April 1, 2000 through the date of the acquisition. All Other Compensation reflects matching contributions under the Company's 401(k) Plan.

  Option Grants in Last Fiscal Year

        The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended March 31, 2002 to each of the Named Executive Officers:

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price	Expiration Date
Carlton H. Baab(2)	1,000,000	46%	$1.55	09/24/2011
Gwyneth M. Gibbs	20,000	1%	$2.00	10/05/2011
Janet M. Crumpley	50,000	2%	$5.39	07/11/2011

(1)
Based on an aggregate of 2,196,000 options granted to employees of the Company in the fiscal year ended March 31, 2002, including the Named Executive Officers. Except as noted below, each of the options listed in the table vests according to the following schedule: 25% one year after the vesting commencement date, and one thirty-sixth per month thereafter, such that the option will be fully vested four (4) years after the vesting commencement date.

(2)
Option vested daily over six (6) months from the date of the grant and became fully vested as of March 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The Named Executive Officers exercised no options during the last fiscal year.

        The following table shows, as to the Named Executive Officers, the value of unexercised options at March 31, 2002:

	Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Carlton H. Baab	1,050,000	—	$1,181,500	$—
Bryce J. Burns	99,444	94,206	$—	$—
Mario I. Barrenechea	144,971	114,151	$—	$—
Janet M. Crumpley	17,774	67,684	$—	$—
Gwyneth M. Gibbs	73,068	49,932	$9,103	$13,397
Scott K. Anderson(2)	99,148	83,600	$—	$—

(1)
In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be closing price of the Common Stock on March 31, 2002, which was $2.65 per share.

(2)
Mr. Anderson left the Company in April 2002.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Effective April 1, 2000, the Company entered into a service agreement with Gwyneth M. Gibbs retaining Ms. Gibbs as an officer of the Company for an initial term of two (2) years, which shall be renewed automatically for subsequent two-year terms unless either party terminates the agreement by delivery of six (6) months prior notice. The Service Agreement provides for an annual base salary of £83,000 (or approximately $125,000), with annual increases based on the Index of Retail Prices published by the Office for National Statistics. In addition, Ms. Gibbs is entitled to an annual incentive bonus of up to 50% of her base salary if certain prearranged annual goals and objectives are met and to Company contributions to a Company retirement plan open to all United Kingdom employees.

        Effective December 1, 2000, the Company entered into employment agreements with Messrs. Barrenechea and Anderson that provide for six (6) months severance in the event of involuntary separation from the Company. Mr. Barrenechea's agreement is for a term of three (3) years and provides that he will receive commissions on the Company's revenues. As of this filing, Mr. Anderson is no longer employed by the Company.

        Effective March 18, 2002, the Company entered into an offer letter agreement with Boris Geller retaining Mr. Geller as Vice President, Market Development. The agreement provides for a base salary of $210,000, an option to purchase 245,000 shares of the Company's Common Stock and 100% acceleration of the shares subject to the option in the event of a termination without cause within twelve (12) months following a change of control of the Company. In addition, the agreement provides for severance benefits upon termination for any reason within six (6) months from Mr. Geller's start date. Severance benefits include payment of base salary for up to six (6) months and acceleration of vesting of the number of shares that Mr. Geller would have been entitled to purchase had he been employed by the Company for one year.

        Effective April 15, 2002, the Company entered into an offer letter agreement with Brian C. Bezdek retaining Mr. Bezdek as Vice President, Finance, Corporate Controller and Secretary. The offer letter agreement provides for a base salary of $135,000, an option to purchase 100,000 shares of the Company's Common Stock and 100% acceleration of the shares subject to the option in the event of a termination without cause within twelve (12) months following a change of control of the Company. In addition, the agreement provides for severance benefits upon termination for any reason within six (6) months from Mr. Bezdek's start date. Severance benefits include payment of base salary for up to six (6) months and acceleration of vesting with respect to the number of shares that Mr. Bezdek would have been entitled to purchase had he been employed by the Company for one year.

        Effective June 21, 2002, the Company entered into an Amendment to Stock Option Agreement with Soheil Raissi, Vice President, Product Development and Professional Services, which amended Stock Option Agreements, dated October 10, 2001 and April 26, 2002, respectively, between the Company and Mr. Raissi. Each Amendment provides for 100% acceleration of the shares subject to the option in the event of a termination without cause within twelve (12) months following a change of control of the Company.

        Effective February 6, 2001, the Company entered into a Stock Option Agreement with Bryce Burns, then interim Chief Executive Officer, for the option to purchase 64,825 shares of the Company's Common Stock. The Stock Option Agreement provides for 100% acceleration of the shares subject to the option in the event of a change of control of the Company. The Stock Option Agreement also provides that the option will continue to vest following Mr. Burns' resignation as interim Chief Executive Officer so long as he remains in the service of the Company as a Director.

Compensation of Directors

        The Company reimburses directors for travel and other out-of-pocket expenses incurred in attending Board meetings. The Company does not pay cash compensation to its directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") and with the National Association of Securities Dealers, Inc. Such officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, all reports required to be filed during fiscal year ended March 31, 2002 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were filed on timely basis.

Certain Relationships and Related Party Transactions

        On November 30, 2000, the Company acquired PickAx. Astoria was a significant stockholder in PickAx and is a significant stockholder in the Company. As a condition of that acquisition, the Company assumed a note for approximately $18.5 million due to Astoria from PickAx on November 30, 2000. On June 10, 2002, the Company and Astoria extended the maturity date of the note from November 30, 2002 to May 30, 2003 and increased the interest rate from 8% to 10% effective June 30, 2002. The note will accelerate in the event of certain public or private offerings of equity securities by the Company. The note will continue to accrue interest until maturity or retirement prior to that time. The note does not provide for any further borrowings and gives Astoria the right to approve any acquisitions by the Company in excess of $1,000,000. Mr. Baab's relationship to Astoria is set forth above in greater detail in the section entitled, "Security Ownership and Certain Beneficial Owners and Management."

        The Philip and Debra Barrett trust, a stockholder of the Company, loaned the Company $250,000 in September 2000. The loan was initially for two (2) years and bears interest at 10% per annum, payable quarterly. In September 2002, the maturity date of note was extended to April 2003.

        The terms of the offer letter agreements between the Company and Mr. Geller and Mr. Bezdek, respectively, the option agreements between the Company and Mr. Raissi and Mr. Burns, respectively, and the service agreement between the Company and Ms. Gibbs may be found under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

Other Matters

        In September 2002, the Board of Directors approved an Amended Insider Trading Policy and a Code of Conduct and Business Ethics.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

        We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2002.

        We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002.

        We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-QSB for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

        Respectfully submitted by:
Gerald F. Chew
Bryan Sparks
Geoffrey P. Wagner

        *  *  *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company (Attention: Principal Financial Officer, at the principal offices of the Company), no later than July 11, 2003, for inclusion in the Company's proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2003 Annual Meeting that is not eligible for inclusion in the proxy statement relating to the meeting and you fail to give the Company notice in accordance with the requirements set forth in the Securities Exchange Act of 1934, as amended, September 24, 2003, then the proxy holders will be allowed to use their discretionary authority as to when and if the proposal shall be raised at the Company's 2003 Annual Meeting. Stockholder proposals are also subject to the Company's Bylaws, which may be amended from time to time.

OTHER MATTERS

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy in which no direction is specified will be voted in favor of each of the nominees and the matters to be considered.

        The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

        Copies of the Company's recent reports on Form 10-KSB and Form 10-QSB as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written or oral request to Brian C. Bezdek, Vice President—Finance, Corporate Controller and Corporate Secretary, Raining Data Corporation, 17500 Cartwright Road, Irvine, California 92614, telephone number (949) 442-4400. Copies may also be obtained from the Company's website at www.rainingdata.com.

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more securityholders sharing the same address by delivering a single annual report and proxy statement addressed to those securityholders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies.

        This year, brokers with account holders who are Raining Data Corporation stockholders may be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to Brian C. Bezdek, Vice President—Finance, Corporate Controller and Corporate Secretary, Raining Data Corporation, 17500 Cartwright Road, Irvine, California 92614, telephone number (949) 442-4400.

By Order of the Board of Directors,

Geoffrey P. Wagner Chairman of the Board

November 8, 2002 Irvine, California

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RAINING DATA CORPORATION

PURPOSE:

        The Board of Directors of Raining Data Corporation (the "Board" and the "Company," respectively) has established an Audit Committee, whose purpose shall be to:

  •
  Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

  •
  Assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

  •
  Prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

  •
  Provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

  •
  Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

  •
  Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

  •
  Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements, at the time of their appointment; and

  •
  At least one (1) member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

        The responsibilities of the Audit Committee shall include:

  •
  Reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

  •
  Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

  •
  Pre-approving audit and non-audit services provided to the Company by the independent auditors or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible (in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors);

  •
  Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three (3) years; (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

  •
  Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

  •
  Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

  •
  Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

  •
  Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  •
  Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

  •
  Reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

  •
  Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

  •
  Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  •
  Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

  •
  Reviewing the Company's compliance with employee benefit plans;

  •
  Overseeing and reviewing the Company's policies regarding information technology and management information systems;

  •
  If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

  •
  As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

  •
  Reviewing and approving in advance any proposed related party transactions;

  •
  Reviewing its own charter, structure, processes and membership requirements;

  •
  Providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC; and

  •
  Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

        The Audit Committee will meet at least four (4) times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

        The Audit Committee will meet separately with the Chief Executive Officer and separately with the principal financial officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

        In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

        Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

        Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

        The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

PROXY

RAINING DATA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS—DECEMBER 18, 2002

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Geoffrey P. Wagner and Brian C. Bezdek, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents"), in the name of the undersigned, to attend the Annual Meeting of Shareholders of Raining Data Corporation, a Delaware corporation, to be held at the Hilton Irvine, 18800 MacArthur Boulevard, Irvine, California 92612 on Wednesday, December 18, 2002 at 10:00 a.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

        1.  ELECTION OF DIRECTORS

☐	FOR the nominees listed below.
☐	WITHHOLD AUTHORITY to vote for the nominees listed below (except as marked to the contrary).
(To withhold authority to vote for any nominee, strike a line through the individual nominee's name in the list below.)
	Geoffrey P. Wagner	Douglas G. Marshall

        2.  PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the Company's independent accountants for the Company's current fiscal year.

☐ FOR	☐ AGAINST	☐ ABSTAIN

        3.  In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR THE BOARD AND FOR THE BOARD PROPOSALS 1 AND 2

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign. Receipt of Notice of Annual Meeting of Shareholders, Annual Report for the year ended March 31, 2002 and Proxy Statement dated November 8, 2002, is hereby acknowledged by the undersigned.
Dated:	, 2002

Signature
Name, typed or printed
Tax identification or social security number
Signature
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